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                                                                      EXHIBIT 24

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation of our reports dated April 14, 1998 included in this Form 10-K, into Equitrac Corporation's previously filed form S-8 Registration statement File Nos. 33-49656 and 333-12307.




ARTHUR ANDERSEN LLP

Miami, Florida,
  May 22, 1998.